UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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J.P. Morgan Multi-Strategy Fund, L.L.C.

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J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
c/o J.P. Morgan Alternative Asset Management, Inc.
270 Park Avenue, Floor 24
New York, New York 10017
NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD AUGUST 18, 2010
The Special Meeting of Members (“Meeting”) of J.P. MORGAN MULTI-STRATEGY FUND, L.L.C., a limited liability company organized under the laws of the State of Delaware (the “Fund”), will be held in Conference Room B, 24th Floor, 270 Park Avenue, New York, New York 10017, on August 18, 2010 at 9:30 a.m., Eastern Standard time, for the following purposes:
Matters to be Voted On By All Members:
1. To elect 13 Directors each to serve until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Fund’s organizational documents.
2.     (a) To approve a new investment management agreement with J.P. Morgan Investment Management Inc.
(b) To approve a sub-advisory agreement between J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments Inc.
3.     To transact such other business as may properly come before the Meeting or any adjournments thereof.
Members of record of the Fund as of the close of business on May 31, 2010 are entitled to notice of and to vote at the Meeting.
You are cordially invited to attend the Meeting. Please complete, date and sign the enclosed proxy card and return it as soon as possible, even if you plan on attending the Meeting in person. Please return the completed proxy to the attention of PNC Global Investment Services (U.S.) Inc. by fax: 1-781-930-4943 or by mail in the envelope provided for that purpose. If returning by fax, please be sure to sign your card and fax BOTH SIDES of the proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. The Board unanimously recommends that you vote in favor of each of the proposals set out in the enclosed proxy.
In the event that Members holding a majority of the total number of votes eligible to be cast by all Members (a “Quorum”) are not present at a Meeting of the Fund in person or by Proxy, or the vote required to approve or reject any Proposal is not obtained at the Meeting of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the Members holding a majority of the Fund’s interests present in person or by Proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those Proxies which have been received by the date of the Meeting.
If you have any questions regarding the enclosed proxy material or if you need assistance in voting your Interests, please contact Vincent Molino at J.P. Morgan Alternative Asset Management, Inc., Telephone: 1-212-648-2625.
By order of the Board of Directors,
Lawrence M. Unrein
Director and Chief Executive Officer
J.P. Morgan Multi-Strategy Fund, L.L.C.

July 21, 2010
New York, New York

IMPORTANT
You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. Please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD
ON AUGUST 18, 2010:
The Proxy Statement for the Special Meeting of Members is available on the Internet at the website address located on the enclosed Proxy Card, and is also included in this mailing.

J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
c/o J.P. Morgan Alternative Asset Management, Inc.
270 Park Avenue, Floor 24
New York, New York 10017

PROXY STATEMENT

Special Meeting of Members
August 18, 2010
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of J.P. Morgan Multi-Strategy Fund, L.L.C. (the “Fund”) for use at the Special Meeting of Members of the Fund to be held on August 18, 2010 (the “Meeting”), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about July 21, 2010.
If the enclosed form of Proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Investment Percentage (as defined in the Amended and Restated Limited Liability Company Agreement of the Fund dated as of April 1, 2006 (the “LLC Agreement”)) represented by the Proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by Members of the Fund (“Members”) will be voted for each of the nominees for election as Director of the Fund (each, a “Nominee”), for a new investment management agreement between the Fund and J.P. Morgan Investment Management Inc. (“JPMIM”), and for a sub-advisory agreement between JPMIM and J.P. Morgan Private Investments Inc., as set forth in the attached Notice of Special Meeting of Members. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to PNC Global Investment Services (U.S.) Inc., the Fund’s current administrator (“PNC” or the “Current Administrator”), whether by mail (Proxy Tabulator, P.O. Box 859232, Braintree, MA 02185-9919) or fax (1-781-930-4943), execution and delivery of a later dated Proxy to PNC, whether by mail or fax (if returned and received in time to be voted), or attendance and voting at the Meeting. Members whose interests in the Fund (“Interests”) are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.
Members of record of the Fund as of the close of business on May 31, 2010, the record date for the determination of Members entitled to notice of and to vote at the Meeting (the “Record Date”), are entitled to cast a number of votes equivalent to the Member’s Investment Percentage determined as of the Record Date. The net asset value of the Fund as of the Record Date was approximately $167,228,252.
The cost of soliciting proxies for the Meeting of the Fund, consisting principally of printing and mailing expenses, will be borne by J.P. Morgan Asset Management† (“JPMAM”) and its affiliates. The solicitation of proxies will be by mail, telephone or otherwise through Directors, officers of the Fund, officers and employees of J.P. Morgan Alternative Asset Management, Inc., the Fund’s current investment manager (the “Current Investment Manager”), and/or Ehrlich Associates, L.L.C., the Fund’s current managing member (“Ehrlich Associates”), without special compensation therefor.
The Fund has engaged the services of PNC to assist in the solicitation of Proxies for the Meeting. PNC’s costs are expected to be approximately $5,000 plus mailing expenses. Proxies are expected to be solicited principally by mail, but the Fund or PNC may also solicit Proxies by telephone, fax or personal interview. The Fund’s officers will not receive any additional compensation for any such solicitation. JPMAM will bear 100% of these solicitation costs.

†	J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase. Those businesses include, but are not limited to, J.P. Morgan Investment Management, Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

BACKGROUND
J.P. Morgan management has determined that it would be in the best interests of the Fund and the Members to reorganize the management and operation of the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to make it consistent with the management and operation of the other registered investment companies included within the J.P. Morgan Funds complex (collectively, the “Other J.P. Morgan Funds”). The J.P. Morgan Funds complex includes all open-end and closed-end funds (including all of their portfolios) advised by J.P. Morgan Investment Management Inc. (“JPMIM”) and its affiliates. Accordingly, J.P. Morgan management recommends that (i) the Fund’s Board should consist of the same directors that currently supervise and oversee the Other J.P. Morgan Funds, (ii) the day-to-day operations of the Fund should be managed by JPMIM, the investment adviser to all of the Other J.P. Morgan Funds (“JPMIM”), and (iii) JPMIM should retain its affiliate J.P. Morgan Private Investments Inc. (“JPMPI”), which has special expertise in analyzing and selecting underlying hedge funds, to serve as the Fund’s sub-adviser (collectively, the “Internal Reorganization”).
J.P. Morgan management believes that implementing the Internal Reorganization and having the Fund become part of the J.P. Morgan Funds complex will benefit the Fund and its Members in a number of ways, including (1) increasing the Fund’s branding and distribution efforts in that the Fund would be included in the J.P. Morgan Global Wealth Management’s “Global Access” suite of products, which currently offers mutual fund and hedge fund products to high net worth investors, (2) increasing the Fund’s assets under management through these increased distribution efforts and thereby reducing the Fund’s annual operating expense ratio, as certain fixed costs would be allocated over a larger asset base, (3) producing operational efficiencies that would result from having the same Board members that oversee all of the Other J.P. Morgan Funds oversee the operations of the Fund, and having JPMIM and its affiliates which provide advisory and other services to the Other J.P. Morgan Funds provide those same services to the Fund, and (4) giving the Fund access to JPMPI’s significant hedge fund expertise. Implementation of the various components of the Internal Reorganization requires Member approval and this proxy statement sets forth each of the proposals described above.
At a meeting held on June 21, 2010, the Fund’s Board, including a majority of the Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Directors”), approved the nominees for Directors set forth in Proposal 1, approved a new investment management agreement between the Fund and JPMIM described in Proposal 2(A), and approved a sub-advisory agreement between JPMIM and JPMPI described in Proposal 2(B) (each, a “Proposal” and collectively, the “Proposals”). At this Board meeting, the Fund’s Board also directed that a meeting of the Members be called to consider approval of these Proposals.
If these Proposals are approved by the Members, the following other changes would be made: (1) change the name of the Fund from the J.P. Morgan Multi-Strategy Fund, L.L.C. to the J.P. Morgan Access Multi-Strategy Fund, L.L.C., (2) Ehrlich Associates would resign as the Fund’s managing member and be replaced by JPMIM, (3) CMRCC, Inc., an affiliate of the Current Investment Manager (“CMRCC”), would assign its interest as the special member of the Fund to JPMPI (the “Special Member”)‡, (4) the newly elected Board would appoint new officers of the Fund, (5) the newly elected Board would appoint JPMorgan Funds Management Inc. as the Fund’s administrator (the “New Administrator”) and would retain the Current Administrator to serve as the Fund’s sub-administrator and (6) corresponding changes would be made to the Fund’s Private Placement Memorandum and LLC Agreement. None of these other actions requires Member approval.
All actions described above are expected to take place on or by August 25, 2010 (the “Effective Date”).

‡	The Special Member is entitled to the performance allocation. If these Proposals are approved by the Members, JPMPI would be entitled to the performance allocation.

PROPOSAL 1:
ELECTION OF DIRECTORS
The Fund’s Board is recommending that the Members of the Fund approve the Nominees to the Fund’s Board set forth below. The Nominees to be elected to the Board of the Fund are comprised of the eleven independent directors, as well as the two interested directors, who currently serve the Other J.P. Morgan Funds. Before determining that it was appropriate to propose the Nominees for election to the Fund’s Board, the Board met with management of the Fund and senior management at JPMIM, reviewed information about the proposed Nominees’ qualifications and experience as directors of registered investment companies and considered responses from Nominees to questions from the Board. In addition, the Board discussed the Other J.P. Morgan Funds Board’s approach to board diversity when considering whether to propose the Nominees for election to the Board. Based on these considerations and the information received, the Fund’s Board determined that it was appropriate to propose the Nominees for election to the Board. All current Directors will cease to serve as Directors of the Fund in the event that the Members of the Fund approve the election of the Nominees set forth below. For a description of the factors considered by the Nominating and Compensation Committee of the Board in its Director nomination process, please see “—Qualifications of Nominees”.
It is the intention of the persons named in the enclosed form of Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees listed below. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an independent Director Nominee, as the Independent Directors of the Fund may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Fund knows of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.
The table below sets forth the following information regarding the Nominees for election as Directors: their year of birth, address, position held or proposed to be held with the Fund and length of time served, as applicable, their principal business occupations during the past five years, the number of funds in the J.P. Morgan Funds complex overseen by each Nominee and other trusteeships/directorships, if any, held by each Nominee during the past five years. The contact address for each of the Nominees is 245 Park Avenue, New York, NY 10167.

			Number of
			Funds in
	Position Held or		Fund	Other
	Proposed to be		Complex	Trusteeship(s)/
	Held with the	Principal Occupation(s) During Past 5	Overseen by	Directorship(s)
Name, Year of Birth	Fund	Years	Director	Held by Director

Independent Nominees
William J. Armstrong (1941)	Proposed Director	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947)	Proposed Director	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941)	Proposed Director	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

			Number of
			Funds in
	Position Held or		Fund	Other
	Proposed to be		Complex	Trusteeship(s)/
	Held with the	Principal Occupation(s) During Past 5	Overseen by	Directorship(s)
Name, Year of Birth	Fund	Years	Director	Held by Director

Robert J. Higgins (1945)	Proposed Director	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942)	Proposed Director	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948)	Proposed Director	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937)	Proposed Director	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985– 2001).	132	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946)	Proposed Director	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-present).

Fergus Reid, III (1932)	Proposed Director	Chairman, Joe Pietryka Inc. (formerly, Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

Frederick W. Ruebeck (1939)	Proposed Director	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals)(1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943)	Proposed Director	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Nominees
Frankie D. Hughes** (1952)	Proposed Director	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	132	Trustee, The Victory Portfolios (2000-2008).

Number of
Funds in
	Position Held or		Fund	Other
	Proposed to be		Complex	Trusteeship(s)/
	Held with the	Principal Occupation(s) During Past 5	Overseen by	Directorship(s)
Name, Year of Birth	Fund	Years	Director	Held by Director

Leonard M. Spalding, Jr.*** (1935)	Proposed Director	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase, has served as a member of the Board of Trustees of Northwestern University since 2005. JPMIM is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.
Each Nominee, if elected, would serve for an indefinite term, subject to the Fund’s retirement policy, which is age 75 for all Directors, except that the board of the Other J.P. Morgan Funds (the “Other J.P. Morgan Funds Board”) has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012. The Board of Directors decides upon general policies and is responsible for overseeing the business affairs of the Fund.
Qualifications of Nominees
The Board’s Nominating and Compensation Committee is responsible for selection and nomination of persons for election or appointment as Independent Directors. The Nominating and Compensation Committee and the Board have evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness.  The following is a description of the factors considered by the Nominating and Compensation Committee and the Board in concluding that each Nominee should serve as a Director of the Fund. The Nominating and Compensation Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Other J.P. Morgan Funds Board, including the significant time each Nominee has devoted to preparing for meetings and the active engagement and participation of each Nominee at meetings of the Other J.P. Morgan Funds Board. The Nominating and Compensation Committee and the Board also considered the character of each Nominee and his or her commitment to executing his or her duties as a director with diligence, honesty and integrity. The Nominating and Compensation Committee and the Board also considered the contributions that each Nominee has made to the Other J.P. Morgan Funds Board in terms of experience, leadership, independence and the ability to work well with other members of the Other J.P. Morgan Funds Board.
The Nominating and Compensation Committee and the Board noted the additional experience that each of the Nominees has gained with respect to registered investment companies as a result of his or her service on the Other J.P. Morgan Funds Board. The Nominating and Compensation Committee and the Board also considered the experience that each Nominee had with respect to reviewing agreements with the Other J.P. Morgan Funds’ service providers, including JPMIM, JPMPI, the custodian, the fund accountant and securities lending agents.

The Nominating and Compensation Committee and the Board also considered the experience and contribution of each Nominee in the context of the Board’s leadership and committee structure. The Other J.P. Morgan Funds Board has four committees: the Investments Committee, the Audit and Valuation Committee, the Compliance Committee and the Governance Committee (each, a “Committee” and collectively, the “Committees”). The Investments Committee has three sub-committees: an Equity Sub-Committee, a Money Market and Alternative Products Sub-Committee and a Fixed Income Sub-Committee (each, an “Investment Sub-Committee” and collectively, the “Investment Sub-Committees”). Different members of the Investments Committee serve on the Investment Sub-Committee with respect to each asset type thereby allowing the Other J.P. Morgan Funds Board to effectively evaluate information for each fund in the complex in a focused, disciplined manner. See “Board Leadership Structure and Oversight” and “Appendix B—Descriptions of Committees of the Board.”
The Nominating and Compensation Committee and the Board also considered the operational efficiencies achieved by having a single board for all of the registered investment companies overseen by JPMIM and its affiliates, as well as the extensive experience of certain Nominees in serving on boards for registered investment companies advised by subsidiaries or affiliates of Bank One Corporation or JPMorgan Chase & Co. (known respectively as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).
In reaching its conclusion that each Nominee should serve as a Director of the Fund, the Nominating and Compensation Committee and the Board also considered the experience as set forth above and the following additional specific qualifications, contributions and experience of each Nominee:
William J. Armstrong. Mr. Armstrong has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 1987. Mr. Armstrong is also the Chairman of the Audit and Valuation Committee of the Other J.P. Morgan Funds Board and is the Other J.P. Morgan Funds’ Audit Committee Financial Expert. As Chairman of the Audit and Valuation Committee of the Other J.P. Morgan Funds Board, Mr. Armstrong has participated in the appointment of the Other J.P. Morgan Funds’ independent accountants, the oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Other J.P. Morgan Funds Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board.  Mr. Armstrong also serves on the Money Market and Alternative Products Sub-Committee of the Other J.P. Morgan Funds Board.
John F. Finn. Mr. Finn has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn also serves on the Audit and Valuation Committee of the Other J.P. Morgan Funds Board, where he has participated in the appointment of the Other J.P. Morgan Funds’ independent accountants, the oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Other J.P. Morgan Funds Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Finn also serves on the Equity Sub-Committee of the Other J.P. Morgan Funds Board.
Dr. Matthew Goldstein. Dr. Goldstein has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as a member of the Governance Committee of the Other J.P. Morgan Funds Board, where he has participated in the selection and nomination of persons for election or appointment as Trustees/Directors, periodic review of the compensation payable to the Trustees/Directors, review and evaluation of the functioning of the Other J.P. Morgan Funds Board and its committees, oversight of any ongoing litigation affecting the Other J.P. Morgan Funds, JPMIM or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Other J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the Other J.P. Morgan Funds. Dr. Goldstein also serves as the Chairman of the Money Market and Alternative Products Sub-Committee of the Other J.P. Morgan Funds Board.
Robert J. Higgins. Mr. Higgins has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves on the Audit and Valuation Committee of the Other J.P. Morgan Funds Board, where he has participated in the appointment of the Other J.P. Morgan Funds’ independent accountants, the oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Other J.P. Morgan Funds Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Higgins also serves as Chairman of the Equity Sub-Committee.

Peter C. Marshall. Mr. Marshall has served on the Other J.P. Morgan Funds Board since 2005. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee of the Other J.P. Morgan Funds Board, where he has participated in the selection and nomination of persons for election or appointment as Trustees/Directors, periodic review of the compensation payable to the Trustees/Directors, review and evaluation of the functioning of the Other J.P. Morgan Funds Board and its committees, oversight of any ongoing litigation affecting the Other J.P. Morgan Funds, JPMIM or the non-interested Trustees/Directors, oversight of regulatory issues or deficiencies affecting the Other J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the Other J.P. Morgan Funds. Mr. Marshall also serves as a member of the Money Market and Alternative Products Sub-Committee of the Other J.P. Morgan Funds Board.
Marilyn McCoy. Ms. McCoy has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee of the Other J.P. Morgan Funds Board, where she has participated in the oversight of Other J.P. Morgan Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures. Ms. McCoy also serves as a member of the Equity Investments Sub-Committee of the Other J.P. Morgan Funds Board.
William G. Morton, Jr. Mr. Morton has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee of the Other J.P. Morgan Funds Board, where he has participated in the selection and nomination of persons for election or appointment as Trustees/Directors, periodic review of the compensation payable to the Trustees/Directors, review and evaluation of the functioning of the Other J.P. Morgan Funds Board and its committees, oversight of any ongoing litigation affecting the Other J.P. Morgan Funds, JPMIM or the non-interested Trustees/Directors, oversight of regulatory issues or deficiencies affecting the Other J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the Other J.P. Morgan Funds. Mr. Morton also serves on the Equity Sub-Committee of the Other J.P. Morgan Funds Board.
Robert A. Oden, Jr. Mr. Oden has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Mr. Oden is a member of the Fixed Income Sub-Committee of the Other J.P. Morgan Funds Board.  Mr. Oden is also a member of the Compliance Committee, where he has participated in the oversight of the Other J.P. Morgan Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures.
Fergus Reid III. Mr. Reid has served as the Chairman of the Other J.P. Morgan Funds Board since 2005 and was Chairman of the heritage J.P. Morgan Funds Board, serving as a member of such Board since 1987. Mr. Reid is the Chairman of the Governance Committee of the Other J.P. Morgan Funds Board, where he has participated in the selection and nomination of persons for election or appointment as Trustees/ Directors, periodic review of the compensation payable to the Trustees/Directors, review and evaluation of the functioning of the Other J.P. Morgan Funds Board and its committees, oversight of any ongoing litigation affecting the Other J.P. Morgan Funds, JPMIM or the non-interested Trustees/Directors, oversight of regulatory issues or deficiencies affecting the Other J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the Other J.P. Morgan Funds.
Frederick W. Ruebeck. Mr. Ruebeck has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Sub-Committee of the Other J.P. Morgan Funds Board.  Mr. Ruebeck also serves on the Audit and Valuation Committee, where he has participated in the appointment of the Other J.P. Morgan Funds’ independent accountants, the oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Other J.P. Morgan Funds Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the Other J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler is a member of the Fixed Income Sub-Committee of the Other J.P. Morgan Funds Board. The Fixed Income Sub-Committee is responsible for fixed income funds. Mr. Schonbachler also serves on the Audit and Valuation Committee, where he has participated in the appointment of the Other J.P. Morgan Funds’ independent accountants, the oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Other J.P. Morgan Funds Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board.
Frankie D. Hughes. Ms. Hughes has served on the Other J.P. Morgan Funds Board since 2008. Ms. Hughes is a member of the Fixed Income Sub-Committee of the Other J.P. Morgan Funds Board.  Ms. Hughes is also a member of the Compliance Committee, where she has participated in the oversight of the Other J.P. Morgan Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures.
Leonard M. Spalding, Jr. Mr. Spalding has served on the Other J.P. Morgan Funds Board since 2005 and was a Trustee of the heritage J.P. Morgan Funds since 1998. Mr. Spalding is the Chairman of the Investments Committee of the Other J.P. Morgan Funds Board. Mr. Spalding is also a member of the Compliance Committee, where he has participated in the oversight of the Other J.P. Morgan Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures.
Board Leadership Structure and Oversight
If the Proposals described herein are approved, the Fund intends to adopt the same Board leadership structure and oversight roles as are in place for the Other J.P. Morgan Funds Board, which are described below.
Mr. Reid, an independent director, serves as Chairman of the Board of the Other J.P. Morgan Funds. George Gatch, who is a managing director of JPMIM, serves as President of the Other J.P. Morgan Funds. Mr. Gatch is not a director. The Chairman’s role is separated from that of the President to allow the Other J.P. Morgan Funds Board to function independently from JPMIM in the exercise of the board’s fiduciary duty to the Other J.P. Morgan Funds and their shareholders. In this respect, Mr. Reid’s experience as Chairman of Board as well as his independence from JPMIM and its affiliates allows him to carry out his leadership duties as Chairman with objectivity.
If elected, the newly comprised Board of the Fund will have an Audit and Valuation Committee, a Compliance Committee, a Governance Committee and an Investments Committee. Members that will comprise each Committee will be determined by the newly comprised Board. This committee structure is currently in place for the Other J.P. Morgan Funds and allows the Other J.P. Morgan Funds Board to effectively perform its oversight function for all of the Other J.P. Morgan Funds in the complex. The Investments Committee has three Investment Sub-Committees. The Other J.P. Morgan Funds Board has determined that the leadership and committee structure is appropriate for the Other J.P. Morgan Funds and allows the board to effectively and efficiently evaluate issues that impact the Other J.P. Morgan Funds as a whole as well as issues that are unique to each such fund.
The Other J.P. Morgan Funds Board and the Committees take an active role in risk oversight including the risks associated with registered investment companies including investment risk, compliance and valuation. In connection with its oversight, the Other J.P. Morgan Funds Board receives regular reports from the Chief Compliance Officer (CCO), JPMIM, the Administrator, and the internal audit department of JPMorgan Chase. The Other J.P. Morgan Funds Board also receives periodic reports from the Chief Risk Officer of JPMAM including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Other J.P. Morgan Funds Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Other J.P. Morgan Funds Board and its Committees work on an ongoing basis in fulfilling the oversight function. At each quarterly meeting, each Investment Sub-Committee meets with representatives of JPMIM and/or Sub-Advisor as well as an independent consultant to review and evaluate the ongoing performance of the Other J.P. Morgan Funds. Each Investment Sub-Committee reports these reviews to the full Board. The Other J.P. Morgan Funds Board also receives a report from the Audit and Valuation Committee at each of its quarterly meetings. The Audit and Valuation Committee is responsible for oversight of the performance of the Other J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Other J.P. Morgan Funds’ securities by JPMIM, overseeing the quality and objectivity of the Other J.P. Morgan Funds’ independent audit and the financial statements of the Other J.P. Morgan Funds, and acting as a liaison between the Other J.P. Morgan Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Other J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Other J.P. Morgan Funds’ corporate governance obligations, service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This committee structure allows the Other J.P. Morgan Funds Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Other J.P. Morgan Funds Board considers the efficiency of this committee structure. Additional information about each of the Committees is included in Appendix B “Descriptions of Committees of the Board.”
Equity Securities Owned By Directors/Nominees
For each Nominee, the dollar range of equity securities beneficially owned in the Fund and in the Other J.P. Morgan Funds as of December 31, 2009 is shown in Appendix A. No information is shown for the current Directors, whose term of office will not continue if the Members approve the Nominees for election as Directors.
As to each Nominee and his or her immediate family members, no person owned beneficially or of record securities in the Current Investment Manager or any principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Current Investment Manager or any principal underwriter of the Fund as of December 31, 2009.
As of December 31, 2009, the aggregate number of Interests of the Fund owned by the Fund’s current officers, current Directors, Nominees and Ehrlich Associates as a group was less than 1% of the Fund’s outstanding Interests.
Proposed Officers Of The Fund
Below is information on the proposed officers of the Fund who will take office as of the Effective Date with respect to the Fund in the event that the Members of the Fund approve the Proposals. The Members are not being asked to vote on the proposed officers of the Fund. The newly appointed Board will appoint the officers of the Fund. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth) and Position(s) to	Length of Time
be Held with the Fund*	Served	Principal Occupation(s) During Past 5 Years

George C.W. Gatch (1962) President	N/A	Managing Director, J.P. Morgan Investment Management, Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Name (Year of Birth) and Position(s) to	Length of Time
be Held with the Fund*	Served	Principal Occupation(s) During Past 5 Years

Robert L. Young (1963) Senior Vice President*	N/A	Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960) Vice President and Chief Administrative Officer; Treasurer and Principal Financial Officer	N/A	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary	N/A	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953) Chief Compliance Officer	N/A	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950) AML Compliance Officer	N/A	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964) Controller	N/A	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964) Assistant Secretary*	N/A	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962) Assistant Secretary*	N/A	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

Name (Year of Birth) and Position(s) to	Length of Time
be Held with the Fund*	Served	Principal Occupation(s) During Past 5 Years

John T. Fitzgerald (1975) Assistant Secretary	N/A	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965) Assistant Treasurer*	N/A	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Joy C. Dowd (1972) Assistant Treasurer	N/A	Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972) Assistant Treasurer*	N/A	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966) Assistant Treasurer	N/A	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer	N/A	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
Committees of the Board
The Fund’s Board currently has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. During its most recent fiscal year end (March 31, 2010), the Board and its three committees held the following meetings:

Number of Meetings
Board of Directors	3
Committee:
Audit Committee	2
Valuation Committee	1
Nominating and Compensation Committee	1
During the Fund’s most recent fiscal year end, each Director attended at least 75% of the aggregate number of meetings of the Board and any committee on which he served during the time such Director was a member of the Board.
If elected, the newly comprised Board will implement the committee structure of the Board of the Other J.P. Morgan Funds, which includes the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. A description of each Committee is set forth in Appendix B.

Member Communications
Members may send communications to the Fund’s current Board and each of the Nominees in the event that they are elected by Members and take office. Members should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members or Nominees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members or Nominees) and by sending the communication to either the Fund’s office (or individual Board members or Nominees) at the respective addresses specified above. Other Member communications received by the Fund not directly addressed and sent to the Fund’s Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Director Compensation
Current Directors. No compensation is paid by the Fund to those current Directors who are “interested persons” of the Fund, the Managing Member, the Special Member or the Current Investment Manager. The Independent Directors are each paid an annual retainer of $10,000 plus reasonable out-of-pocket expenses in consideration for their attendance at meetings of the Board of Directors, and any committees thereof, and other services they may provide to the Fund. The Nominating and Compensation Committee may recommend, and the Board may approve, further changes to compensation from time to time.
Nominees. The Other J.P. Morgan Funds pay each Nominee an annual fee of $250,000 and reimburse each Nominee for expenses incurred in connection with service as a Nominee. In addition, the Other J.P. Morgan Funds pay the Chairman $225,000 and the Vice Chairman $75,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000 and $37,500 respectively. The Nominees may hold various other directorships unrelated to the Other J.P. Morgan Funds. The Other J.P. Morgan Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.
See the table under the heading “Director Compensation” in Appendix C for information regarding the compensation received by the current Independent Directors from the Fund, as well as the compensation received by the Nominees for serving on the Other J.P. Morgan Funds Board for the most recent calendar year.
Vote Required
Assuming a Quorum is present, approval of Proposal 1 will require the affirmative vote of a plurality of the votes cast at the Meeting. Plurality means that the Nominee has received more votes than an opposing director candidate. The Board authorized the submission of the Proposal for consideration by the Members in this Proxy Statement. All Interests represented by properly executed proxies, unless such proxies have previously been revoked by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy is present at the meeting and votes in person, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Interests will be voted “FOR” the Proposal.
The Board, including the Independent Directors, unanimously recommends that you vote “FOR” the election for each of the Nominee Directors.

PROPOSAL 2(A): APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
AND PROPOSAL 2(B): APPROVAL OF SUB-ADVISORY AGREEMENT
Approval of the New Investment Management Agreement and Sub-Advisory Agreement
In connection with the Internal Reorganization, J.P. Morgan management proposed to the Board and the Board approved a new investment management agreement with J.P. Morgan Investment Management Inc. (the “New Investment Management Agreement”) and a sub-advisory agreement between J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments Inc. (the “Sub-Advisory Agreement”).
The New Investment Management Agreement is similar to the Fund’s Current Investment Management Agreement. The material differences between the New Investment Management Agreement and the Current Investment Management Agreement are discussed below in the section entitled “New Investment Management Agreement.”
After the Effective Date, it is anticipated that JPMIM and/or JPMPI will make changes to the Fund’s investments, which could result in greater portfolio turnover than if the Current Investment Manager had continued to manage the Fund’s investments. Any such increase in portfolio turnover could have an adverse tax consequence for Members. Portfolio management parameters would be maintained with a view to reducing the risk of disruption during the transition to the new portfolio managers.
The Board, including the Independent Directors, has carefully considered the matter on behalf of the Fund. The Fund’s Board, for the reasons discussed below in the section entitled “Board Considerations,” unanimously approved the New Investment Management Agreement and the Sub-Advisory Agreement, and the Board unanimously recommends that the Members approve the New Investment Management Agreement and the Sub-Advisory Agreement to be effective following the Meeting. In the event that either Proposal 2(A) (“Approval of New Investment Management Agreement”) or Proposal 2(B) (“Approval of Sub-Advisory Agreement”) is not approved by the vote of Members at the Meeting, neither Proposal 2(A) nor Proposal 2(B) will be considered approved.
Current Investment Management Agreement and Fees Paid
The Current Investment Manager currently serves as the Fund’s investment manager pursuant to the Current Investment Management Agreement. The Fund’s Current Investment Management Agreement was most recently approved by Members on March 27, 2006, and the Fund’s Board, including a majority of the Independent Directors, most recently approved the continuation of the Current Investment Management Agreement on November 12, 2009.
Under the Fund’s Current Investment Management Agreement, the Fund pays to the Current Investment Manager as compensation for the investment management services rendered by the Current Investment Manager a management fee of 1.25% per year payable monthly at the rate of 1/12 of 1.25% of the month end capital account balance of each Member plus, as compensation for the administrative services performed by the Investment Manager, an administrative services fee of 0.15% per year payable monthly at the rate of 1/12 of 0.15% of the month end capital account balance of each Member. Under the Current Investment Management Agreement, the Fund, during its most recent fiscal year, paid aggregate management fees and administrative services fees to the Current Investment Manager of $2,320,688 and $278,392, respectively.
In addition, at the end of each calendar year, the Special Member is entitled to receive a performance allocation under the LLC Agreement. As described more fully in the LLC Agreement, this performance allocation is equal to 10% of the portion of the net capital appreciation attributable to each Member’s capital account that exceeds a preferred return, which is equal to the 3-month U.S. Treasury Bill yield for each month during the relevant calendar year. The performance allocation is subject to the recovery of any loss carryforwards. As of December 31, 2009, $117,764 was reallocated to the capital account of the Special Member. An additional $620 was reallocated to the capital account of the Special Member on March 31, 2010 resulting from Members tendering Interests for repurchase as of such date. Based upon profits for the period January 1, 2010 to March 31, 2010, the additional performance allocation that would be reallocated to the Special Member is $40,191. This amount is subject to change as performance allocations occur at the end of each calendar year. If the Sub-Advisory Agreement is approved by the Members, JPMPI, as the Fund’s Special Member, will be entitled to receive the same performance allocation as is currently contemplated under the LLC Agreement.
J.P. Morgan Investment Management Inc.
JPMIM is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). JPMIM is a wholly owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly owned subsididary of J.P. Morgan Chase & Co. and serves as the investment adviser for the Other J.P. Morgan Funds and manages the investment operations and performs, or arranges for the performance of, the day-to-day management of the Other J.P. Morgan Funds. JPMIM is located at 245 Park Avenue, New York, New York 10167 and has acted as an investment adviser since its organization. JPMIM currently advises or manages over 130 mutual funds.

New Investment Management Agreement
It is proposed that the Fund enter into the New Investment Management Agreement, to become effective on the Effective Date. Under Section 15(a) of the Investment Company Act, the New Investment Management Agreement requires the approval of (i) the Board, including a majority of the Independent Directors, and (ii) the Members of the Fund. If the Members of the Fund do not approve the New Investment Management Agreement for the Fund and/or the Members of the Fund do not approve the Sub-Advisory Agreement for the Fund, the Board will consider other alternatives for the Fund. If the Members of the Fund approve only the New Investment Management Agreement or only the Sub-Advisory Agreement for the Fund, notwithstanding such approval, the approved agreement might not be implemented and the Board will consider other alternatives for the Fund.
The New Investment Management Agreement contains terms that are similar to the terms of the Current Investment Management Agreement, except that (i) the effective date of the New Investment Management Agreement will change, and the initial term of the New Investment Management Agreement will commence on the later of August 25, 2010 or the date that Members of the Fund approve Proposals 2(A) and 2(B) (the “Effective Date”) and will be in effect for an initial two year term, (ii) the New Investment Management Agreement provides that JPMIM may delegate any or all of its rights, duties or obligations under the New Investment Management Agreement to JPMPI and (iii) JPMIM will not be providing any administrative services to the Fund and, therefore, will not receive an administrative services fee from the Fund; however, if the Proposals are approved, all administrative services will be provided by the New Administrator and the Current Administrator and the New Administrator will receive a similar fee for its administrative services to that currently being paid to the Current Investment Manager of 0.15% per year payable monthly at the rate of 1/12 of 0.15% of the month end capital account balance of each Member.
As compensation for its advisory services to the Fund under the New Investment Management Agreement, JPMIM will be entitled to receive from the Fund a management fee of 1.25% per year payable monthly at the rate of 1/12 of 1.25% of the month end capital account balance of each Member. This management fee is the same as that currently charged under the Fund’s Current Investment Management Agreement. A form of the Fund’s New Investment Management Agreement is attached to this Proxy Statement as Appendix D, and the description of the Fund’s New Investment Management Agreement is qualified in its entirety by reference to Appendix D.
Based upon the considerations described below under “Board Considerations,” the Fund’s Board, including the Independent Directors, unanimously approved the New Investment Management Agreement for the Fund.
Duties and Obligations. The New Investment Management Agreement for the Fund provides that, subject to the direction and control of the Board, JPMIM shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. In addition, the New Investment Management Agreement provides that JPMIM shall take, on behalf of the Fund, all actions that appear to JPMIM to be necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid. JPMIM will not be providing any administrative services to the Fund and, therefore, will not receive an administrative services fee under the New Investment Management Agreement. Going forward, all administrative services will be provided by the New Administrator and the Current Administrator and the New Administrator will receive a similar fee for its administrative services to that currently being paid to the Current Investment Manager of 0.15% per year payable monthly at the rate of 1/12 of 0.15% of the month end capital account balance of each Member. Other than the change in the provision of administrative services, the duties and obligations of JPMIM in managing the assets of the Fund under the Fund’s New Investment Management Agreement are substantially the same as the duties and obligations of the Current Investment Manager under the Fund’s Current Investment Management Agreement.
Delegation to Sub-Adviser. Under the terms of the New Investment Management Agreement for the Fund, JPMIM may delegate any or all of its rights, duties or obligations under the New Investment Management Agreement to JPMPI, in accordance with the Sub-Advisory Agreement and applicable law. A form of the Sub-Advisory Agreement is attached hereto as Appendix E, and the description of the Fund’s Sub-Advisory Agreement is qualified in its entirety by reference to Appendix E.

Limitation of Liability. The New Investment Management Agreement for the Fund provides that JPMIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the New Investment Management Agreement on the part of JPMIM. These provisions of the New Investment Management Agreement for the Fund are substantially similar to the provisions of the Current Investment Management Agreement for the Fund.
Term and Termination. Assuming approval by the Members, the New Investment Management Agreement shall continue in force and effect for an initial two year term from the Effective Date; provided, however, that the Board intends to consider the continuation of the New Investment Management Agreement from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Investment Management Agreement for the Fund may be terminated (i) at any time by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund upon giving 60 days’ notice to JPMIM (which notice may be waived by JPMIM), or (ii) by JPMIM on 60 days’ written notice to the Fund (which notice may be waived by the Fund). The New Investment Management Agreement for the Fund will also immediately terminate in the event of its assignment, as defined in the 1940 Act. Except with respect to the initial term of the New Investment Management Agreement for the Fund, these provisions of the New Investment Management Agreement are substantially similar to the provisions of the Current Investment Management Agreement.
Sub-Advisory Agreement
Duties of JPMPI. The Sub-Advisory Agreement provides that JPMPI will provide: (i) investment advice to the Fund for all or a portion of its investments; (ii) placement of orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund.
JPMPI, incorporated in 1991, has served as general partner, managing member, manager, investment advisor and/or administrator in connection with various J.P. Morgan sponsored hedge funds and private investment funds and various special purpose vehicles formed to invest in third-party funds offered through The Private Bank at J.P. Morgan (the “Private Bank”).
As part of J.P. Morgan, JPMPI has access to the resources of one of the world’s strongest and most widely respected financial institutions, including professionals with financial, economic and investment expertise who are responsible for J.P. Morgan’s global asset management, hedge fund, private equity and other alternative investment activities.
The officers of JPMPI are members of the Private Bank’s Global Access Portfolios Team or the Alternative Investments Group. The Alternative Investments Group is a dedicated team of over 50 experienced professionals located in the United States and Europe who identify, structure and administer attractive alternative investment opportunities on behalf of qualified high-net-worth clients of the Private Bank (“private clients”). The Alternative Investments Group seeks to provide private clients access to top tier managers and investments and broad diversification across a variety of investment strategies, styles, instruments, industries, geographical markets, stages of business development and investment cycles to help manage risk while seeking attractive absolute returns. The Alternative Investments Group leverages J.P. Morgan’s long-standing relationships with top tier private investment managers and employs its development expertise to identify attractive investments and managers that bring a diverse portfolio of opportunities to private clients. Within the Alternative Investments Group, dedicated investor relations and operations teams provide ongoing monitoring and administrative support to participating private clients.
JPMPI currently is registered with the SEC as an investment adviser under the Advisers Act. JPMPI is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. and an affiliate of JPMIM.

Compensation. If the Sub-Advisory Agreement is approved by the Members, JPMPI will replace CMRCC as the Fund’s Special Member and will be entitled to receive the same performance allocation as CMRCC currently is entitled to receive under the LLC Agreement. All sub-advisory fees will be paid by JPMIM.
Limitation of Liability. The Sub-Advisory Agreement for the Fund provides that JPMPI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of JPMPI in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Term and Termination. Assuming approval by the Fund’s Members, the Sub-Advisory Agreement for the Fund shall continue for an initial term of two years from the effective date of the Sub-Advisory Agreement, and shall continue thereafter if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Independent Directors. The Sub-Advisory Agreement may be terminated by the Board, a majority of the outstanding voting securities of the Fund, or any party on 60 days’ prior written notice. Should the Sub-Advisory Agreement be terminated, JPMIM will assume the duties and responsibilities of JPMPI unless and until JPMIM appoints another sub-adviser to perform such duties and responsibilities. In addition, the Sub-Advisory Agreement will terminate automatically if it is assigned, as defined in the 1940 Act, and upon the termination of the New Investment Management Agreement.
Board Considerations
Current Investment Management Agreement
On November 12, 2009, the Board, including the Independent Directors, approved the renewal of the Fund’s Current Investment Management Agreement for another one-year term.
New Investment Management Agreement and Sub-Advisory Agreement
At multiple meetings of the Board, the Board reviewed and considered the Internal Reorganization and the proposed New Investment Management Agreement and Sub-Advisory Agreement to determine whether they should be approved with respect to the Fund. Pursuant to the proposed New Investment Management Agreement, JPMIM would replace the Current Investment Manager to provide or procure investment management services on behalf of the Fund, and JPMIM would retain JPMPI to provide sub-advisory services to the Fund. Following their review and consideration, the Board determined that the proposed New Investment Management Agreement and the Sub-Advisory Agreement will enable Members of the Fund to obtain high quality services at a cost that is appropriate, reasonable and in their best interests. The Board, including the Independent Directors, approved the New Investment Management Agreement and the Sub-Advisory Agreement for the Fund and the appointment of JPMIM as the Fund’s new investment manager and JPMPI as the Fund’s sub-adviser.
In reaching its decision, the Board requested information from, and was furnished information by, the Current Investment Manager, JPMIM and JPMPI, as each deemed reasonably necessary for the Board to evaluate the New Investment Management Agreement and the Sub-Advisory Agreement for the Fund. The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.
1.  The Board considered the reputation, financial strength and resources of JPMIM, one of the world’s leading independent global investment management firms, the strength of JPMIM’s resources and investment capabilities and the client-focused Member services offered by JPMIM.
2.  The Board noted that the Fund would continue to be managed by a JPMAM affiliate.
3.  The Board noted that entering into the Sub-Advisory Agreement with JPMPI will give the Fund access, at least comparable to the Fund’s current access under the Current Investment Management Agreement, to portfolio managers and investment personnel who have specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, the ability to monitor the performance of hedge fund advisers and identify new investment opportunities, and in portfolio management of hedge fund assets.

4.  The Board noted that the management fee payable to JPMIM and the performance allocation payable to JPMPI will be the same as are currently in effect for the Fund. The Board also noted that JPMIM would not receive the 0.15% per year administrative services fee currently being paid to the Current Investment Manager because all administrative services would be provided by the New Administrator and the Current Administrator. The New Administrator, an affiliate of JPMIM and JPMPI, will be entitled to receive a similar 0.15% per year fee for its administrative services. The Board considered the allocation of services and fees between the New Administrator and the Current Administrator, to the extent the Current Administrator would be providing sub-administration services after the Internal Reorganization, and concluded that the New Administrator would not receive inappropriate benefits from the new arrangements.
5.  The Board noted the undertaking by JPMAM or its affiliates to assume all of the costs and expenses of preparing, printing, and mailing this Proxy Statement and related solicitation expenses, and certain other expenses directly attributable to the Internal Reorganization. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) extraordinary or non-routine items, and (iv) expenses that the Fund has incurred but did not actually pay because of an offset arrangement.
During the Board’s extensive review process, the Board, including the Independent Directors, considered, among other things, the following factors: the terms and conditions of the proposed New Investment Management Agreement, including the differences from the Current Investment Management Agreement; and the nature, scope and quality of services that JPMIM and JPMPI are expected to provide to the Fund, including compliance services. The Board evaluated all information available to them. The Board also based its decision on the following considerations, among others, although they did not identify any that was all important or controlling of its discussions, and each Director attributed different weights to the various factors.
Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by JPMIM and JPMPI under the New Investment Management Agreement and Sub-Advisory Agreement, including portfolio management and investment research. The Board was advised that there was no expected diminution in the nature, quality and extent of advisory services provided to the Fund. The Board considered the experience of the Other J.P. Morgan Funds with JPMIM, as the primary investment adviser of those funds, and JPMPI, which has provided investment advisory services with respect to certain of those funds. The Board received information about JPMIM’s and JPMPI’s significant experience with respect to alternative investment strategies and diligence of hedge fund investments, and the substantial resources, including personnel, that each could provide with respect to the Fund. The Board was informed that personnel of the Current Adviser would remain available informally to provide any requested support during the transition.
The Board reviewed and considered the qualifications of, and met with, the personnel proposed to serve as portfolio managers. The Board discussed the transition with the President of the Other J.P. Morgan Funds, and met with certain board members of the Other J.P. Morgan Funds to review, among other things, information from them about their experience in having JPMIM and JPMPI provide investment advisory services with respect to the Other J.P. Morgan Funds. The Board reviewed information about JPMIM’s approach to risk management and related processes. The Board also reviewed and considered the qualifications of the senior administrative managers and other key personnel of JPMIM, JPMPI, and JPMorgan Funds Management Inc., which are proposed to provide administrative services to the Fund.
Performance, Fees and Expenses of the Fund. The Board noted that JPMIM and JPMPI had not yet begun providing services to the Fund and, therefore, concluded that the Fund’s past performance was not a factor they needed to address with respect to the approval of the New Investment Management Agreement and Sub-Advisory Agreement. The Board considered the capabilities of JPMIM and JPMPI with respect to managing similar funds, and noted that it had previously considered comparative and competitive fund fee information. The Board noted the complexity of comparing fees that include a performance-based component. The Board also considered that management fees would not increase under the New Investment Management Agreement, that the performance allocation would not increase and that the administrative services fee payable under the Current Investment Management Agreement would remain the same but be payable to the New Administrator. Furthermore, the Board asked for and JPMIM agreed to provide a one-year contractual undertaking that will limit the total expense ratio of the Fund to 1.92%. This expense limitation will be in effect for the period beginning August 25, 2010 to August 24, 2011. This expense limitation will terminate on August 25, 2011 unless renewed by JPMIM and JPMPI. The Board was informed that the fee arrangements were not expected to have a material effect on the profitability of JPMIM or JPMPI.

Portfolio Turnover/Tax Consequences. The Board considered that after the Effective Date, it is anticipated that JPMIM and/or JPMPI will make changes to the Fund’s investments, which could result in greater portfolio turnover than if the Current Investment Manager had continued to manage the Fund’s investments. Any such increase in portfolio turnover could have an adverse tax consequence for Members. The Board received information that portfolio management parameters would be maintained with a view to reducing the risk of disruption during the transition to the new portfolio managers.
Economies of Scale. The Board considered the benefits that the Members of the Fund may be afforded as a result of anticipated economies of scale in that the Fund would be distributed as part of J.P. Morgan’s Global Access platform, with an intended result of greater Fund assets, although such a result cannot be assured. The Board acknowledged certain breakpoints in the fees applicable to certain of the fund administration arrangements, and that certain expenses such as directors’ fees will be shared with the Other J.P. Morgan Funds, which do not relate directly to an investment advisory agreement but are savings that can be attributed to the Internal Reorganization overall. The Board also considered, as noted above, the one-year expense limitation agreement. Finally, the Board asked JPMIM to consider the merits of a management fee arrangement that provides for reduced fees at higher Fund asset levels (commonly known as breakpoints), and considered JPMIM’s response that JPMIM did not believe breakpoints were common or appropriate in this market and that fee levels could be reassessed as Fund assets grew.
Other Benefits of the Relationship. The Board considered other benefits to JPMIM, JPMPI and their affiliates that may be derived from their relationship with the Fund and other funds advised by JPMIM, such as potential benefits to the relationships between the Private Bank and its clients who seek alternative investment opportunities through the “Global Access” suite of products in which the Fund would be included.
Resources of JPMIM and JPMPI. The Board considered whether JPMIM and JPMPI are financially sound and have the resources necessary to perform their obligations under the New Investment Management Agreement and the Sub-Advisory Agreement, respectively, noting assurances that each has the financial resources necessary to fulfill its obligations under the New Investment Management Agreement and the benefits to the Fund of such a relationship. The Board reviewed information about the currently proposed federal financial reform legislation and its potential effects on the Fund. The Current Adviser and JPMIM both indicated to the Board that they did not currently expect a material adverse effect on the Fund’s management from the legislation. The Board also acknowledged that such effects could not be fully anticipated as the legislation was not yet in final form, and any implementing rules of the SEC or other regulators would not be issued for some time after enactment of the legislation.
General Conclusion. After considering and weighing all of the above factors, the Board, including the Independent Directors, unanimously concluded that it would be in the best interests of the Fund and its Members to approve the New Investment Management Agreement and the Sub-Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of multiple meetings, some of which were in executive session with only the Independent Directors and their counsel present.
Additional Information About JPMIM and JPMPI
The name, address and principal occupation of the principal executive officers and members of the board of directors of JPMIM are set forth in Appendix F. The name, address and principal occupation of the principal executive officers and directors of JPMPI are set forth in Appendix F.
Vote Required
With respect to Proposals 2(A) and 2(B), the New Investment Management Agreement and the Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund (i.e., Member votes the aggregate Investment Percentage represented by which totals 67% or more) present at the meeting, if the holders of more than 50% of such outstanding voting securities (i.e., Members whose aggregate Investment Percentage totals more than 50%) are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities (i.e., Members whose aggregate Investment Percentage totals more than 50%) of the Fund. The Board authorized the submission of each Proposal for consideration by the Members in this Proxy Statement. All Interests represented by properly executed proxies, unless such proxies have previously been revoked by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy is present at the meeting and votes in person, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Interests will be voted “FOR” each Proposal.

The Board, including the Independent Directors, unanimously recommends that you vote “FOR” the approval of the New Investment Management Agreement and “FOR” the approval of the Sub-Advisory Agreement.
Security Ownership of Certain Beneficial Owners
To the knowledge of the management of the Fund, as of May 31, 2010, no person owned of record, or was known by the Fund to own beneficially, 5% or more of the value of the outstanding Interests of the Fund.
ADDITIONAL INFORMATION
In the event that the necessary Quorum to transact business or the vote required to approve or reject any Proposal for the Fund is not obtained at a Meeting of the Fund, the persons named as proxies may propose one or more adjournments of a Meeting of the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s interests present in person or by Proxy at a Meeting. In the event a Quorum is present at a Meeting but sufficient votes to approve any of the Proposals are not received, Proxies (including abstentions and “broker non-votes”, if any) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Members based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
Abstentions and broker non-votes will not count as votes in favor of any Proposal, but will be deemed to be present at the Meeting for purposes of determining a Quorum. Abstentions and “broker non-votes” (i.e., Interests held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposals 2(A) and 2(B).
MEMBER PROPOSALS
The Fund does not hold regular annual meetings of Members. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its Members unless required by the 1940 Act. Any Member who wishes to submit proposals for consideration at a meeting of Members of the Fund should send such proposal to the offices of the Fund. To be considered for presentation at a Member meeting, rules promulgated by the SEC require that, among other things, a Member’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
REPORTS TO MEMBERS
The Fund’s most recent Annual Report for the Fund’s most recent fiscal year end has been previously sent to Members and is available without charge upon request from J.P. Morgan Multi-Strategy Fund, L.L.C., by completing and mailing the enclosed postage-paid card.
INTEREST OF CERTAIN PERSONS
J.P. Morgan Chase & Co., JPMAM and/or the Current Investment Manager and certain of their respective directors, officers, and employees, including persons who are Directors or officers of the Fund, may be deemed to have an interest in certain of the Proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of J.P. Morgan Chase & Co. Such companies and persons may thus be deemed to derive benefits from the approvals by Members of such Proposals.

OTHER BUSINESS
The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote all interests that they are entitled to vote on any such matter, utilizing such Proxy in accordance with their best judgment on such matters.
By Order of the Board of Directors,
Lawrence M. Unrein
Director and Chief Executive Officer
J.P. Morgan Multi Strategy Fund, L.L.C.
July 21, 2010

APPENDIX A
Ownership of Equity Securities in the Fund

		AGGREGATE DOLLAR RANGE OF
		EQUITY SECURITIES IN ALL
		REGISTERED INVESTMENT COMPANIES
	DOLLAR RANGE OF EQUITY	OVERSEEN BY DIRECTOR IN
NAME OF NOMINEE	SECURITIES IN FUND	JPMORGAN FUND COMPLEX(1)(2)
Independent Nominees
William J. Armstrong	$0	Over $100,000
John F. Finn	$0	Over $100,000
Dr. Matthew Goldstein	$0	Over $100,000
Robert J Higgins	$0	Over $100,000
Peter C. Marshall	$0	Over $100,000
Marilyn McCoy	$0	Over $100,000
William G. Morton, Jr.	$0	Over $100,000
Robert A. Oden, Jr.	$0	Over $100,000
Fergus Reid, III	$0	Over $100,000
Frederick W. Ruebeck	$0	Over $100,000
James J. Schonbachler	$0	Over $100,000
Interested Nominees
Frankie D. Hughes	$0	Over $100,000
Leonard M. Spalding, Jr.	$0	Over $100,000

(1)	A fund complex means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The J.P. Morgan Funds Complex for which the Board of Directors currently serves includes ten registered investment companies (135 funds).

(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden and Spalding, these amounts include deferred compensation balances, as of December 31, 2009, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Directors.

A-1

APPENDIX B
DESCRIPTIONS OF COMMITTEES OF THE NEW BOARD
If elected, the newly comprised Board of the Fund will have an Audit and Valuation Committee, a Compliance Committee, a Governance Committee and an Investments Committee. Members that will comprise each Committee will be determined by the newly comprised Board.
The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Fund’s independent accountants; (ii) evaluate the independence of the Fund’s independent accountants; (iii) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Fund’s securities by JPMIM, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund; and (vii) act as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Fund’s valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Sub-Committee of the Audit Committee.
The primary purposes of the Compliance Committee are to (i) oversee the Fund’s compliance with legal and regulatory and contractual requirements and the Fund’s compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Fund’s Chief Compliance Officer.
The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Directors; (ii) periodic review of the compensation payable to the non-interested Directors; (iii) establishment of non-interested Director expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (vi) selection of independent legal counsel to the non-interested Directors and legal counsel to the Fund; (vii) oversight of ongoing litigation affecting the Fund, JPMIM, the sub-advisor or the non-interested Directors; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit and Valuation Committee); and (ix) oversight and review of matters with respect to service providers to the Fund (except the Fund’s independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Director, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors, officers, Members and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by Members and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Fund at the Fund’s principal business address.
The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by JPMIM and Sub-Advisor to the Fund. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by JPMIM to the Fund designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Fund or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receives reports concerning investment management topics, concerns or exceptions with respect to particular funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of funds reviewed by the sub-committee.

B-1

APPENDIX C
DIRECTOR COMPENSATION
Compensation paid by the Fund to the Directors who served on the Board for the fiscal year ended March 31, 2010 is set forth below:

				TOTAL
				COMPENSATION
		PENSION OR		FROM FUND
	AGGREGATE	RETIREMENT		AND FUND
	COMPENSATION	BENEFITS ACCRUED	ESTIMATED ANNUAL	COMPLEX PAID
NAME OF	FROM	AS PART OF	BENEFITS UPON	TO
DIRECTOR	THE FUND	FUND EXPENSES(1)	RETIREMENT(1)	DIRECTORS(2)
Kenneth H. Beer	$10,000	Not applicable.	Not applicable.	$10,000

S. Lawrence Prendergast	$10,000	Not applicable.	Not applicable.	$10,000

Anthony G. Van Schaick	$10,000	Not applicable.	Not applicable.	$10,000

Lawrence M. Unrein	$0	Not applicable.	Not applicable.	$0

(1)	With respect to the current Board, the Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Fund.

(2)	Currently, the Fund is the only investment company in its fund complex.
Compensation paid by the J.P. Morgan Funds Complex to the current Nominees for the calendar year ended December 31, 2009 is set forth below:

		TOTAL
	AGGREGATE	COMPENSATION
	COMPENSATION	FROM
NAME OF	FROM	J. P. MORGAN FUNDS
DIRECTOR	THE FUND	COMPLEX (1) (2)
Independent Directors
William J. Armstrong	Not applicable.	$264,000
John F. Finn	Not applicable.	$0	^
Dr. Matthew Goldstein	Not applicable.	$253,000
Robert J Higgins	Not applicable.	$0	^^
Peter C. Marshall	Not applicable.	$264,000
Marilyn McCoy	Not applicable.	$286,000
William G. Morton, Jr.	Not applicable.	$220,000
Robert A. Oden, Jr.	Not applicable.	$154,000	^^^
Fergus Reid, III	Not applicable.	$418,000
Frederick W. Ruebeck	Not applicable.	$253,000
James J. Schonbachler	Not applicable.	$220,000
Interested Directors
Frankie D. Hughes	Not applicable.	$220,000
Leonard M. Spalding, Jr.	Not applicable.	$264,000

(1)	The J.P. Morgan Funds Complex currently includes ten registered investment companies (135 funds).
(2)	The Nominees instituted a Deferred Compensation Plan for Eligible Directors (the “Deferred Compensation Plan”) with respect to certain of the Other J.P. Morgan Funds pursuant to which those Directors are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMorgan Trust I, JPMorgan Trust II, Undiscovered Managers Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust and J.P. Morgan Fleming Mutual Fund Group, as selected by the Director from time to time, to be used to measure the performance of a Director’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Director’s deferred compensation account will be paid at such times as elected by the Director, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Director). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. The Fund does not anticipate participating in the Deferred Compensation Plan.
^	Does not include $220,000 of deferred compensation under the Deferred Compensation Plan.
^^	Does not include $253,000 of deferred compensation under the Deferred Compensation Plan.
^^^	Does not include $66,000 of deferred compensation under the Deferred Compensation Plan.

C-1

APPENDIX D
FORM OF
INVESTMENT MANAGEMENT AGREEMENT
INVESTMENT MANAGEMENT AGREEMENT to be effective as of the  _____ day of  August, 2010 between J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C., a Delaware limited liability company (the “Fund”), and J.P. MORGAN INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Investment Manager”).
WHEREAS, the Fund has been organized for the purpose of allocating discrete pools of its capital among portfolio managers (the “Portfolio Managers”) that invest through investment pools or managed accounts in a variety of markets and that employ, as a group, a range of investment techniques and strategies, as described in the Private Placement Memorandum of the Fund, as it may be amended and supplemented from time to time (the “Private Placement Memorandum”), and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities of the Investment Manager, and desires to have the Investment Manager perform for it various investment management services;
WHEREAS, the Investment Manager is willing to perform such services under the terms and conditions hereinafter set forth;
WHEREAS, the Investment Manager has received a copy of the Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) of the Fund, in effect as of the date of this Agreement, and the Private Placement Memorandum;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:
1. Appointment of the Investment Manager. The Investment Manager will act as investment manager to the Fund and will be responsible for all investment decisions, either directly or indirectly through the selection and monitoring of the Portfolio Managers through which the assets of the Fund will be invested. The Investment Manager undertakes to give the Fund the benefit of its best judgment, efforts and facilities in rendering its services.
2. Authority of the Investment Manager. Subject to Section 5, and in connection with its obligations under this Agreement, the Investment Manager will have the authority for and in the name of the Fund (including, to the extent applicable, any subsidiary of the Fund) to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the investment program of the Fund subject to oversight by the Fund’s Board of Directors (the “Board of Directors”) and in accordance with the investment objective and policies described in the Private Placement Memorandum. Without limiting the generality of the foregoing, the Investment Manager is specifically authorized to:
(a) invest discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by Portfolio Managers, which investments shall be subject in each case to the terms and conditions of the respective governing documents utilized by each Portfolio Manager;
(b) invest the Fund’s assets in any type of instrument it deems appropriate for the purpose of fulfilling the investment objective of the Fund as described in the Private Placement Memorandum;
(c) invest the cash balances of the Fund in any instruments it deems appropriate and to reinvest any income earned thereon in accordance with the investment program of the Fund;
(d) borrow or raise monies, on behalf of the Fund, and, from time to time issue, accept, endorse and execute promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and secure the payment of such or other obligations by mortgage upon, or hypothecation or pledge of, all or part of the property of the Fund, whether at the time owned or thereafter acquired, when deemed appropriate by the Investment Manager, including, without limitation, to meet repurchases that would otherwise result in the premature liquidation of investments;

(e) open, maintain and close bank accounts and brokerage accounts in the name of the Fund and draw checks or other orders for the payment of monies in respect of those accounts, and issue instructions and authorizations to brokers regarding securities and/or money therein, subject to the oversight of the Board of Directors;
(f) do any and all acts on behalf of the Fund, and exercise all rights of the Fund, with respect to its interest in any person, firm, corporation or other entity, including, without limitation, the voting or abstention from voting of limited liability company interests, limited partnership interests, shares or other interests of the Investment Funds and Sub-Funds, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;
(g) advise the Board of Directors in connection with any proposed changes to the Fund’s investment guidelines, policies or strategies from time to time in order to meet the Fund’s investment objective;
(h) supply the Fund’s administrator, custodian, escrow agent, or other service providers to the Fund, with such information and instructions as may be necessary to enable such person or persons to perform their duties in accordance with the applicable agreements;
(i) authorize any employee or other agent of the Investment Manager or agent or employee of the Fund to act for and on behalf of the Fund in all matters incidental to the foregoing; and
(j) engage personnel, whether part-time or full-time, attorneys and independent accountants or such other persons as the Investment Manager may deem necessary or advisable.
Subject to Section 3(b) of this Agreement, the Investment Manager may be assisted in performing its services hereunder by sub-managers or consultants that it selects.
3. Policies of the Fund.
(a) The activities engaged in by the Investment Manager on behalf of the Fund shall be subject to the policies and control of the Board of Directors.
(b) The selection of Subadvisers by the Investment Manager will be subject to the approval by the Board of Directors in accordance with requirements of the 1940 Act and a vote of a majority of the outstanding voting securities of the Fund unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the Securities and Exchange Commission (the “SEC”) from the provisions of the 1940 Act requiring such approval by security holders.
(c) The Fund and the Investment Manager agree to furnish to each other current prospectuses, proxy statements, reports to members or shareholders, true and complete copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Investment Manager will provide the Fund with records concerning the Investment Manager’s activities that the Fund is required to maintain and to render regular reports to the Fund’s officers and the Board of Directors concerning the Investment Manager’s discharge of its responsibilities.

4. Status of the Investment Manager.
(a) The Investment Manager will for all purposes be an independent contractor and not an employee of the Fund, nor will anything in this Agreement be construed as making the Fund a partner or co-venturer with the Investment Manager or any of its affiliates or clients. The Investment Manager shall have no authority to act for, represent, bind or obligate the Fund except as specifically provided in this Agreement or as specifically approved by the Board of Directors.
(b) The Fund authorizes affiliates of the Investment Manager to provide services relating to the investment or trading of securities for the Fund and to retain compensation in connection with the transactions, provided that any such affiliate discloses, at least annually, and as may be required under the Fund’s Rule 17e-1 Procedures, as amended from time to time with notice to the Investment Manager (the “Procedures”), the amount of the commission it has received and that the amount of such compensation is permissible under the Procedures. This authorization is executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act.
5. Conduct of the Investment Manager. All actions engaged in by the Investment Manager under this Agreement will at all times conform to and be in accordance with the requirements imposed by:
(a) any provisions of applicable law;
(b) provisions of the LLC Agreement as such LLC Agreement may be amended, supplemented or revised from time to time, provided that the Investment Manager will not be obligated to follow any amendment to the LLC Agreement that increases its obligations, responsibilities or liabilities until it has received actual notice of the amendment; and
(c) such policies and procedures as may be adopted from time to time by the Board of Directors, provided that the Investment Manager will not be obligated to follow any such policies or procedures that increases its obligations, responsibilities or liabilities until it has received actual notice of the policy or procedure.
6. Reimbursement of Legal and Other Professional Expenses. The Investment Manager, in its discretion, may rely upon the advice of legal counsel, independent accountants and other professional advisors to the Fund in connection with the performance of its activities on behalf of the Fund under this Agreement, and the Fund shall bear full responsibility therefor and the expense of any fees and disbursements arising from the use of such professional advisors.
7. Fees.
(a) The Fund shall pay the Investment Manager as full compensation for the services performed by the Investment Manager a fixed monthly fee payable monthly equal to 0.1042% (approximately 1.25% on an annualized basis) (the “Management Fee”) of the month-end capital account balance of each member of the Fund (each, a “Member”, and collectively, the “Members”), before giving effect to repurchases, repurchase fees (if any) or the Incentive Allocation, and after giving effect to other expenses (all as computed pursuant to the LLC Agreement). The Management Fee shall be appropriately prorated in the event that this Agreement becomes effective as of a date other than the beginning of a month or terminates as of a date other than the end of a month.
(b) Payment of the Management Fee shall be made in arrears within 20 days after the end of each month. Subject to the 1940 Act, the Investment Manager, in its discretion, may remit to any Member all or a portion of its past profits earned with respect to the Capital Account of that Member. A portion of the Management Fee may be paid by, or at the direction of, the Investment Manager to Placement Agents that assist in the placement of Interests and may be affiliated with the Investment Manager, and any such payments will be in addition to the direct placement fees paid by investors.
(c) Each payment for services to the Investment Manager shall be accompanied by a report of the Fund, prepared either by the Fund’s administrator or by an established firm of independent public accountants, which shows the amount properly payable to the Investment Manager under this Agreement, and the manner of computation thereof.

8. Expenses of the Fund. The Fund will pay or assume all ordinary operating expenses of the Fund in accordance with the terms of the LLC Agreement, other than expenses assumed by the Investment Manager.
9. Expenses of the Investment Manager. The Investment Manager will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers, as well as its other ordinary operating expenses.
10. Representations and Warranties.
(a) The Investment Manager represents and warrants that: (i) it has obtained all applicable licenses, permits, registrations, memberships and approvals that may be required in order to serve in its designated capacities with respect to this Agreement, and will continue to keep current those licenses, permits, registrations, memberships and approvals for so long as this Agreement is in effect; (ii) it is in material compliance with all requirements of applicable federal securities and commodities laws, regulations and rules, including the regulations and rules of the SEC, the CFTC and all other laws, rules or regulations applicable to it or its activities; (iii) it will immediately notify the Fund of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to this Agreement; (iv) it has the capacity and authority to perform its obligations under this Agreement; (v) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investment Manager and is a valid and binding agreement of the Investment Manager enforceable in accordance with its terms; and (vi) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which would materially limit or affect the performance of its duties under this Agreement.
(b) The Fund represents and warrants that: (i) it is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has full power and authority to perform its obligations under this Agreement; (ii) it has the capacity and authority to enter into this Agreement; (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable in accordance with its terms; and (iv) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound that would materially limit or affect the performance of its duties under this Agreement.
11. Liability of Investment Manager. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Investment Manager in performance of its obligations and duties under this Agreement, (b) reckless disregard by the Investment Manager of its obligations and duties under this Agreement, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set out in Section 36(b)(3) of the 1940 Act), the Investment Manager will not be subject to any liability whatsoever to the Fund, or to any Member of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under this Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

12. Indemnification.
(a) To the fullest extent permitted by law, the Fund will, subject to Section 12(c) of this Agreement, indemnify the Investment Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Investment Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses (“Losses,” and individually, a “Loss”) arising by reason of being or having been Investment Manager to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the Loss has been determined in a final judicial decision on the merits from which no further right of appeal may be taken in any action, suit, investigation or other proceeding, whether civil or criminal (“Action”), to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office (“disabling conduct”). Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any Action before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which the indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 12 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification of such liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 12.
(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any Action upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 12(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Fund is insured by or on behalf of the indemnitee against Losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) (“Independent Directors”) (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.
(c) With respect to the disposition of any Action (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final decision on the merits by a court, or by any other body before which the Action has been brought, that an indemnitee was liable to the Fund or its Members by reason of disabling conduct, indemnification will be provided in accordance with Section 12(a) of this Agreement if (1) the indemnification is approved as in the best interests of the Fund by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its Members by reason of disabling conduct, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its Members to which the indemnitee would otherwise be subject by reason of disabling conduct.

(d) Any indemnification or advancement of expenses made in accordance with this Section 12 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any Action involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its Members by reason of disabling conduct. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 12, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 12. In any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 12 the Fund will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 12, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 12 will be on the Fund (or on any Member acting derivatively or otherwise on behalf of the Fund or its Members).
(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 12 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member will be personally liable with respect to any such claim for indemnification or advancement of expenses.
(f) The rights of indemnification provided in this Section 12 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 12 will affect the power of the Fund to purchase and maintain liability insurance on behalf of the Investment Manager or any other indemnitee.
13. Activities of the Investment Manager and Others. The Investment Manager and its affiliates may engage, simultaneously with their investment management activities on behalf of the Fund, in other businesses and make investments for their own accounts, and may render services similar to those described in this Agreement for other individuals, companies, trusts or persons, and shall not by reason of such engaging in other businesses, making such investments or rendering of services for others be deemed to be acting in conflict with the interests of the Fund. Notwithstanding the foregoing, the Investment Manager shall devote sufficient time to the management of the Fund’s assets as is necessary to supervise the investment activities of the Fund.
14. Permissible Interests. Subject to and in accordance with the LLC Agreement and the organizational documents of the Investment Manager (the “Investment Manager Organizational Documents”), (a) Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, employees, agents and Members of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers, agents, shareholders or otherwise; (b) directors, officers, employees, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, Members or otherwise; and (c) the Investment Manager (or any successor) is or may be interested in the Fund as a Member or otherwise. The effect of any such interrelationships will be governed by the LLC Agreement, the Investment Manager Organizational Documents, the provisions of the 1940 Act and the provisions of the Investment Advisers Act of 1940.
15. Term. This Agreement will become effective as of the date first written above and will continue for an initial two-year term, and will continue thereafter so long as the continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however, that if the Members of the Fund fail to approve the Agreement as provided in this Section 15, the Investment Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules under that Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund.

16. Use of Name. The Fund acknowledges that it adopted its name through the permission of the Investment Manager. The Investment Manager hereby consents to the non-exclusive use by the Fund of “J.P. Morgan” in its name only so long as the Investment Manager or one of its affiliates serves as the investment manager of the Fund. The Fund agrees to indemnify and hold harmless the Investment Manager and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorney’s fees and disbursements, which may arise out of the Fund’s use or misuse of the name “J.P. Morgan Access Multi-Strategy Fund, L.L.C.” or out of any breach of or failure to comply with this Section 16.
17. Miscellaneous.
(a) Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the same meaning as in the Private Placement Memorandum. As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act, and relevant interpretations of those sections.
(b) Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:
If to the Investment Manager:
J.P. Morgan Investment Management, Inc.
245 Park Avenue, 8th Floor
New York, New York 10167
Attention: Legal
If to the Fund:
J.P. Morgan Access Multi-Strategy Fund, L.L.C.
c/o PFPC Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Attention: [                    ]
(c) Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.
(d) Amendments and Waivers. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved, if required by the 1940 Act, (a) by vote of a majority of those members of the Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.
(e) Binding Effect; Assignment. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Investment Manager’s business or to a wholly owned subsidiary of such successor that does not result in a change of actual control of the Investment Manager’s business or management will not be deemed to be an assignment for the purposes of this Agreement.

(f) Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties to this Agreement, the parties expressly agree that all terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States applicable to agreements made and to be performed entirely in that jurisdiction, without regard to such jurisdiction’s conflict of laws provisions.
(g) Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.
(h) Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.
(i) Survival. The provisions of Sections 6, 7, 8, 12, and 17(f) of this Agreement will survive the termination of this Agreement.
(j) Fund Obligations. The parties to this Agreement agree that the obligations of the Fund under this Agreement will not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.

J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.
By:
Name:
Title:

J.P. MORGAN INVESTMENT MANAGEMENT, INC.
By:
Name:
Title:

APPENDIX E
FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
between
J. P. MORGAN INVESTMENT MANAGEMENT INC.
and
J.P. MORGAN PRIVATE INVESTMENTS INC.
INVESTMENT SUB-ADVISORY AGREEMENT, effective as of the  _____  day of August, 2010, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and J.P. Morgan Private Investments Inc. (“Subadviser”), a corporation organized and existing under the laws of the State of Delaware.
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the  _____  day of August, 2010 (“Advisory Agreement”) with J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”), which is engaged in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and
WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and
WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the fund of hedge funds investment portfolio of the Fund listed on Appendix A (the “Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
1. Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties of the Subadviser
A. Investment Subadvisory Services. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Private Placement Memorandum, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Offering Memorandum”), and in compliance with the requirements applicable to registered investment companies under applicable laws and such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions for the Assets; (b) place purchase and sale orders for portfolio transactions for the Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and sale and reinvestment of the Assets. The Subadviser may, with the prior written consent of the Adviser, delegate any of its functions, powers, discretions, privileges and duties under the terms of this Agreement to any of its affiliates and may provide information about the Adviser and the Assets to any such affiliates.
B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Fund’s Limited Liability Company Agreement and Offering Memorandum and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:
(i)
regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program, compliance of the Assets with the Offering Memorandum and the 1940 Act, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)
comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Fund’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)
provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Assets which may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Fund’s Offering Memorandum and any other reports and materials prepared by the Fund or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(iv)
provide reasonable assistance to the Adviser with respect to the Assets in connection with the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmation directly from the underlying hedge fund managers or their administrators and (iii) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C. Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund or the Adviser, except to the extent specifically assumed in writing by the Subadviser. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Directors’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing copies of the Offering Memorandum for regulatory purposes and for distribution to existing members, costs of members’ reports and meetings, and any extraordinary expenses.
D. Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Assets. In selecting brokers or dealers to execute transactions on behalf of the Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser upon request, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E. Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Assets.
F. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Assets of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Assets.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund or the Adviser, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Fund’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole if the securities and other holdings of the Assets would not be in such violation if the Assets were deemed a separate series of the Fund. The Adviser or Fund’s Administrator shall promptly provide the Subadviser with copies of the Fund’s Certificate of Formation, LLC Agreement, current Offering Memorandum and any written policies or procedures adopted by the Board applicable to the Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Offering Memorandum, policies or procedures.
H. Proxy voting. Subject to the proxy voting procedures presented to and approved by the Fund’s Board, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Adviser with all proxy voting records relating to the Assets, including but not limited to those required by Form N-PX. Subadviser will also provide upon request an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I. Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, (A) in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act or (B) with the written consent of the Adviser; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Assets of that Fund.
J. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy and except as required by applicable law, regulation or rule.
3. Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed and paid monthly, calculated at an annual rate based on the month-end capital account balance of each member of the Fund. Compensation for any partial period shall be pro-rated based on the length of the period.

4. Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement.
5. Indemnification.
A. The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement.
B. The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6. Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, Directors, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.
7. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.
8. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. Representations of Subadviser. The Subadviser represents, warrants, and agrees as follows:
A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Fund with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser upon request that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets.
Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C. Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.
D. The Subadviser has provided the Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish upon request a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.
10. Provision of Certain Information by Subadviser. The Subadviser will promptly notify the Adviser in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Offering Memorandum, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Fund on behalf of the Fund’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Fund in connection with the Funds’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Fund, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Fund to evaluate the effectiveness of its compliance controls; (iii) providing the Fund’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Fund’s chief compliance officer with periodic reports upon request and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Fund (collectively, “Certifying Officers”) are required to certify the Fund’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Fund under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Fund to be relied upon by the Certifying Officers in certifying the Fund’s periodic reports on Form N-CSR, in a form satisfactory to the Fund.
11. Provision of Certain Information by the Adviser. The Adviser will promptly notify the Subadviser in the event that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.
12. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.
13. Miscellaneous.
A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Assets or senior management of the Subadviser as soon as practicable after such change.
C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.
E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, New York, NY 10167, Attention: Legal.
All notices to Subadviser shall be sent to: J.P. Morgan Private Investments Inc., 245 Park Avenue, New York, NY 10167, Attention: Legal.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

J.P. Morgan Private Investments Inc.

Attest:	By:

(Title)

Date:

Appendix A
Fee Schedule
For the services provided by Subadviser to the Fund, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed and payable monthly, based on the month-end capital account balance of each member of the Fund at the following annual rate of the Assets as determined by the Fund’s accounting agent:

FUND	RATE
J.P. Morgan Access Multi-Strategy Fund, L.L.C.	1.10%

APPENDIX F
The name, address and principal occupation of the principal executive officers and directors of JPMIM and JPMPI are set forth in the following tables.
J.P. Morgan Investment Management Inc.
The business address for each of the following officers and directors is 245 Park Avenue, New York, New York 10167, except as otherwise indicated.

Name	Principal Occupation
Joseph K. Azelby	Director
Seth P. Bernstein	Director
Joseph J. Bertini	Chief Compliance Officer
Clive S. Brown	Director
George G.W. Gatch	Director
Evelyn V.E. Guernsey	President and Director
John H. Hunt	Director
Richard T. Madsen	Chief Financial Officer and Director
Paul A. Quinsee	Director
Scott E. Richter	Secretary
Lawrence M. Unrein	Director
J.P. Morgan Private Investments Inc.
The business address for each of the following officers and directors is 270 Park Avenue, New York, New York 10017, except as otherwise indicated.

Name	Principal Occupation
Rose M. Burke	Assistant Secretary and Chief Legal Officer
Margaret Conklin	Director
David Frame	Director
Glenn Hill	President and Director
Todd Lehner	Chief Financial Officer
Richard Madigan	Managing Director
Thomas McGraw	Director
Michael Raczynski	Vice President and Chief Compliance Officer
Shideh Theunissen	Director
David Wezdenko	Director

F-1

APPENDIX G
JPMorgan Funds
Audit and Valuation Committee Charter
(As Amended November 18, 2009)
ORGANIZATION AND MEMBERSHIP
There shall be a committee of the Boards of Trustees* (the “Boards”) of the JP Morgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Audit and Valuation Committee (the “Committee”). The Committee shall be composed of Trustees who: (1) are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates except compensation for services as a member of the Boards or Committees of the Boards; and (3) are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2). Each member shall be free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each member of the Committee must be “financially literate” that is; be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.
The Chairman of the Boards shall determine the number of Committee members, which shall be at least three members, and shall nominate the members of the Committee, and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.
VALUATION
There Committee shall be charged with assisting the Boards in their oversight of the valuation of Funds’ securities by the Adviser to the Funds (in the context of this Charter, the term Adviser may include any sub-Adviser), and such other duties as shall be determined by the Chairman of the Boards, subject to the approval of the full Boards. The Committee hereby delegates authority to any member of the Committee to respond to inquires on valuation matters and participate in fair valuation determinations that occur between meetings of the Committee and such valuation decisions shall be reported to and ratified by the Committee at a subsequent meeting.
The Committee shall consult with and report to the Audit Committee and the Chairman of the Boards. The Boards or the Audit Committee may establish subcommittees of the Audit Committee as they determine appropriate.

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director.”

MEETINGS
The Committee shall meet periodically, but at least twice per year, either on its own or in conjunction with meetings of the Boards of the Funds, and from time to time as necessary. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.
REPORTING
The Committee Chairperson shall report to the Boards of Trustees on the results of the Committee’s reviews and make such recommendations as the Committee has approved. The Committee will keep minutes of its meetings and will make such minutes available to the full Boards of Trustees for review. Members of the Committee who make valuation decisions between Committee meetings shall report such decisions to the full Committee at a subsequent meeting following any valuation consultation.
PURPOSES
The primary purposes of the Committee are (1) appointment, retention, compensation, and oversight of the Funds’ independent accountants; (2) oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (3) approval of non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (the “Commission”), including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); and (4) oversight of compliance with the requirements of Regulation S-K and the NYSE Amex applicable to the Pacholder High Yield Fund, Inc.
Audit
The Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards of Trustees and the Funds’ independent accountants and periodically report to the Boards of Trustees. In performing its duties, the Committee shall have unrestricted access to each Fund’s independent accountants and executive and financial management of the Funds, and such other resources as it may deem appropriate. The independent accountant shall report directly to the Committee.
The existence and activities of the Committee shall not relieve management of any responsibilities to maintain appropriate systems for accounting, internal control and internal audit, nor the Funds’ independent accountants of their responsibilities under applicable professional and legal standards.

Valuation
The Boards have adopted certain valuation procedures and have delegated to the Adviser the responsibility for the day-to-day operational aspects of the valuation process. In those instances where the valuation procedures require the action of the Boards, any member of the Committee shall act in lieu of the full Boards with respect to those instances where it may be impracticable or impossible to hold meetings of the entire Boards. Any such interim actions taken by a Committee member with respect to valuation shall be submitted to the full Boards for ratification at the next scheduled meeting of the full Boards.
The Committee shall consult with independent counsel to the Trustees so that they may be apprised of regulatory developments affecting valuation issues.
FINANCIAL EXPERTS
The Committee shall recommend to the Board that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). Such person(s) shall also be presumed to be “financially sophisticated” as required by NYSE Amex Company Guide 803B(2). In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes Act, relevant regulations of the Commission, and such other factors as the Committee deems relevant.
A Committee member designated as ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.
RESPONSIBILITIES
The Committee shall have the following responsibilities:
•	Approve the appointment and compensation of the Funds’ independent accountants.
•	Evaluate the independence of the independent accountants, taking into consideration, among other things, whether the independent accountants provide any consulting, audit and other services to the manager, the administrator, the distributor, or their affiliates, and receive the independent accountants’ specific representations as to their independence. In connection with the evaluation of their independence, the independent accounting firm shall make a written report to the Committee, in such detail as the Committee may require, regarding all services the firm has provided or proposes to provide to the Funds’ Adviser, administrator, distributor, or their affiliates. It is a responsibility of the Committee to engage actively in a dialogue with the independent accountants with respect to any disclosed relationship or service that may impact the objectivity and independence of the accountants and to take, or recommend that the full Board take, appropriate action to oversee independence of auditors.
•	Review the arrangements for and scope of the annual audit of the Funds.
•	Review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements. In addition, the Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures.

•	Review the final drafts of the Pacholder High Yield Fund, Inc.’s annual financial statements, discuss with management and the independent accountants and decide whether to recommend that the financial statements be included in such Fund’s annual report.
•	Prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors with respect to the Pacholder High Yield Fund, Inc.
•	Meet with independent counsel for the Independent Trustees and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.
•	Review the form of opinion the independent accountants propose to render to the Board and shareholders.
•	Meet periodically with the independent accountants in executive session.
•	Receive reports regarding the state of financial and audit compliance and audit compliance procedures.
•	Receive reports of the Adviser regarding the state of the Funds’ internal controls and, in the presence of the independent accountants, discuss these reports with management.
•	The Chairman and at least one other Committee member shall participate in reviews of the financial statements for the Funds prior to distribution to shareholders and shall report to the Committee on such reviews.
•	Oversee the implementation of the Funds’ valuation policies by the Adviser and recommend and approve changes in the Funds’ valuation policies from time to time.
Periodically, as the Committee deems appropriate, the Committee shall:
•	Consider the effect of any changes in accounting principles or practices proposed by management or the independent accountants.
•	Consider and pre-approve any non-audit services to be provided by the independent accountants to the Funds or to the Funds’ Adviser or “Service Affiliates” (if the service provided by the independent accountant to that Service Affiliate relates directly to the operations and financial reporting of the Funds) and the fees to be charged for such non-audit services. For purposes of this Audit Committee Charter, Service Affiliates include any entity controlling, controlled by, or under common control with the Funds’ Adviser that provides ongoing services to the Funds.

•	Review the scope of any internal audits to be performed that impact the operations and financial reporting of the Funds and any related findings of the internal auditors.
•	Review, as necessary, the impact of any material valuation events on the Funds’ financial statements.
•	Undertake such other investigations and consider such other matters of a financial nature including comments by the Securities and Exchange Commission or any other regulators (of the Adviser or the Funds) as the Committee deems appropriate.
•	Review with the Adviser any comments or criticisms from the Commission or any other regulators related to the financial statements of the Funds as brought to the attention of the Committee and establish procedures, to the extent necessary, for monitoring the resolution of such issues.
•	Maintain procedures (a copy of which is attached hereto as Exhibit A) for the confidential, anonymous submission by employees and officers of the Funds, their affiliates, or any other provider of accounting related services of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the Sarbanes Act and to address reports from attorneys or auditors of possible violation of federal or state law or fiduciary duty.
•	Establish procedures (a copy of which is attached hereto as Exhibit A) for the receipt, retention, and treatment of complaints received by the Pacholder High Yield Fund, Inc., its investment Adviser, administrator, or any other provider of accounting services related to the Fund, internal accounting controls, or auditing matters.
RELIANCE ON SERVICE PROVIDERS
The Adviser shall inform the Committee of matters requiring Committee oversight as required in this Charter. The Committee may rely on management and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities. The Chairman of the Committee shall be responsible for assuring that each item that is a responsibility of the Committee shall be placed on the agenda of the Committee for at least one meeting during each year.
INDEPENDENT COUNSEL OR ADVISERS
The Committee is authorized to engage independent counsel or other Advisers to assist it in carrying out its responsibilities. The costs of engaging independent counsel or other Advisers will be borne by the Funds.
ANNUAL REVIEW
The Committee shall review and reassess the adequacy of this Charter at least once per year.

AMENDMENTS
The Board may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.
LIMITS ON COMMITTEE RESPONSIBILITY
The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements. The independent accountants also will consider the internal control over financial reporting for the purpose of determining the nature, timing and extent of their audit procedures; any material weaknesses or significant deficiencies identified during the audit will be communicated to the Committee. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors.
The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Boards as a whole. In addition, subject to the general oversight responsibility of the Boards, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Advisor. Accordingly, neither the Committee nor its individual members are in any way responsible for the day-to-day operational aspects of the valuation process.

APPENDIX H
JPMorgan Funds
Governance Committee Charter
(As Amended November 18, 2009)
ORGANIZATION
There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.
MEETINGS
The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.
RESPONSIBILITES
The duties of the Committee are:
•
to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

•	to establish Trustee expense policies;
•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;
•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;
•	to consider and approve the compensation of the Funds’ Senior Officer;
•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;
•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;
•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;
•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing mentoring of counsel’s fees;
•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;
•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;
•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);
•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;
•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);
•	to review from time to time shareholder correspondence to the Boards; and
•	to select and recommend continuing education and industry seminars.
NOMINATION OF TRUSTEES
After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Independent Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):
•
upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
•
the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;
•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and
•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.
The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.
As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.
In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.
REVIEW OF COMPENSATION
At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR
The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.
SELECTION OF COUNSEL
The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.
SHAREHOLDER COMMUNICATIONS
The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 245 Park Avenue, New York, New York 10167 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.
REVIEW OF COMMITTEE AND CHARTER
The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.
MAINTENANCE OF CHARTER
Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
c/o J.P. Morgan Alternative Asset Management, Inc.
270 Park Avenue, Floor 24
New York, New York 10017
P R O X Y
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Ronan O’Comhrai and Andrew Northrop as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on this Proxy, all of the Limited Liability Company Interests of J.P. MORGAN MULTI-STRATEGY FUND, L.L.C. (the “Fund”) held of record by the undersigned on the Record Date, May 31, 2010, at the special meeting of Members of the Fund to be held on August 18, 2010 or adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member. If no direction is made, this proxy will be voted “FOR” each of the Proposals.
By signing and dating this Proxy, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. Please complete and return this Proxy as soon as possible.
Important Notice Regarding the Availability of Proxy Materials for the Meeting of Members to be held on August 18, 2010. The following material is available at www.2voteproxy.com: Proxy Statement.
The Board unanimously recommends that you vote in favor of each of the proposals set out in this Proxy.

Please mark boxes ☑ or ☒ in blue or black ink.
PROPOSAL 1:	FOR ALL	AGAINST ALL	FOR ALL EXCEPT:

ELECTION OF DIRECTORS:	☐	☐	☐
William J. Armstrong
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Frankie D. Hughes
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.
Fergus Reid, III
Frederick W. Ruebeck
James J. Schonbachler
Leonard M. Spalding, Jr.			(to withhold authority to vote, mark “FOR ALL EXCEPT” and write the nominee’s name on the line below)

PROPOSAL 2A:	FOR THE	AGAINST THE	WITHHOLD AUTHORITY
APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT	PROPOSAL ☐	PROPOSAL ☐	TO VOTE ON THE PROPOSAL ☐

PROPOSAL 2B:	FOR THE	AGAINST THE	WITHHOLD AUTHORITY
APPROVAL OF SUB-ADVISORY AGREEMENT	PROPOSAL ☐	PROPOSAL ☐	TO VOTE ON THE PROPOSAL ☐

In the event that either Proposal 2A or Proposal 2B above is not approved by the vote of Members at the Meeting, neither of those Proposals will be considered approved.

SIGNATURE(S):

FOR INDIVIDUAL INVESTORS	FOR OTHER INVESTORS:
AND JOINT TENANTS:

Signature	Print Name of Investor

Print Name of Investor	Signature

Joint Tenant Signature if necessary	Print Name of Signatory and Title

Print Name of Joint Tenant	Co-signatory if necessary

Print Name and Title of Co-signatory
Date:
Sign, Date and Return this Proxy As Soon As Possible
Please return the completed Proxy to PNC Global Investment Services (U.S.) Inc. by fax: 1-781-930-4943 or by mail to:
Proxy Tabulator
P.O. Box 859232
Braintree, MA 02185-9919
If returning by fax, please be sure to sign your card and fax BOTH SIDES of the proxy card.
PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE